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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of Report: January 16, 2001


                            SUMMIT BANCSHARES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Texas                      0-11986                  75-1694807
------------------------    ------------------------    ------------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer ID No.)


                  1300 Summit Avenue, Fort Worth, Texas 76102
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                   (Address of principal executive offices)


                                (817) 336-6817
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             (Registrant's telephone number, including area code)


                                      N/A
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
               Not Applicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
               Not Applicable

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
               Not Applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
               Not Applicable

ITEM 5.   OTHER EVENTS
               The Company issued a news release dated January 16, 2001 entitled Summit Bancshares Subsidiaries To Consolidate. A copy of the news release is attached as an exhibit.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
               Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
               No financial statements or pro forma financial statements are required to be filed as a part of this report. The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit
No.            Exhibit
-------        -------

99.1           Copy of News Release dated January 16, 2001 issued by the
               Registrant.

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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT BANCSHARES, INC.


DATE:   January 16, 2001              By: /s/  Bob G. Scott
                                          -------------------------------------
                                          Bob G. Scott, Chief Operating Officer